SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSEPCTUS
OF
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS FUNDS
For the Allspring Special International Small Cap Fund (the “Fund”)

Effective December 1, 2026, Stephen Giggie, CFA, James M. Tringas, CFA and Bryant VanCronkhite, CFA, CPA are each removed as a portfolio manager to the Fund.

Effective December 1, 2026, Justin P. Carr, CFA and Robert M. Wicentowski, CFA are each added as a portfolio manager to the Fund.

I. Prospectus Effective December 1, 2026, in the section entitled “Fund Summary - Special International Small Cap Fund - Principal Investment Strategy” the second paragraph is replaced with the following:

We employ a risk controlled investment approach in seeking to construct a broadly diversified portfolio of non-U.S. companies with a superior valuation and earnings profile. Our research, which employs both quantitative methods and fundamental analysis, identifies companies based on valuation, earnings and trading momentum characteristics that give a comprehensive view of each company’s relative valuation, operational and financial performance, and stock price behavior. We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

In the section entitled “Fund Summary – Special International Small Cap Fund - Fund Management”, the Fund Management table is updated to include the following:

MANAGER	SUB-ADVISER	PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Justin P. Carr, CFA, Portfolio Manager / 2026 Robert M. Wicentowski, CFA, Portfolio Manager / 2026

In the section entitled “Management of the Funds - The Sub-Adviser and Portfolio Managers”, the table is amended to include the following:

Justin P. Carr, CFA Special International Small Cap Fund	Mr. Carr joined Allspring Investments or one of its predecessor firms in 2000, where he currently serves as Portfolio Manager and Analyst for the Systematic Core Equity team.
Robert M. Wicentowski, CFA Special International Small Cap Fund	Mr. Wicentowski joined Allspring Investments or one of its predecessor firms in 2016, where he currently serves as a Portfolio Manager and Analyst for the Systematic Core Equity team.

September 22,2026	SUP4338 09-26